UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners

S&P 500 Index Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners S&P 500 Index Fund

Annual Report  •  December 31, 2007

What’s

Inside

Fund Objective

The Fund’s goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Standard & Poor’s 500® Composite Stock Price Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside

Legg Mason Partners S&P 500 Index Fund         I

risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.

Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 5.77%, 5.60% and -1.57%, respectively, during the 12 months ended December 31, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 11.40% and -1.01%, respectively. This marked the first calendar year since 1999 that, overall, growth stocks outperformed value stocks.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading,

II         Legg Mason Partners S&P 500 Index Fund

fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners S&P 500 Index Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a calm first half of the year, the last six months of 2007 were characterized by uncertainty surrounding the U.S. economy, currency markets and equity markets overall. Beginning with the volatile July/August environment, the subprime mortgage situation led to dramatic write-downs by banking and brokerage firms which persisted through the end of the year. While the Federal Reserve Board (“Fed”)i reduced interest rates in an attempt to mitigate the economic impact of a weak housing market and credit contraction, subprime write-downs were larger than expected, signaling that credit markets had yet to begin a recovery. Oil prices reached $100 a barrel by year-end on concerns that geopolitical uncertainty would compress supplies. The U.S. dollar continued to weaken, and worries persisted about the credit crisis, inflation and a slowing U.S. economy, leading to a sell-off in the fourth quarter of 2007.

Despite the fourth quarter sell-off, the U.S. market overall had a positive year. Large-cap stocks outperformed small-cap stocks, with the S&P 500 Indexii returning 5.49% vs. the S&P SmallCap 600 Indexiii at -0.30% for the 12 months ended December 31, 2007. The leading sector within the S&P 500 Index for the year was the Energy sector. The Materials sector also outperformed on the strength of global commodity prices.

Not surprisingly, the Financials sector was the hardest hit for the year in light of ongoing credit issues. The Consumer Discretionary sector also suffered, as consumer sentiment weakened and job creation slowed.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners S&P 500 Index Fund returned 5.03%. These shares outperformed the Lipper S&P 500 Index Objective Funds Category Average1 which increased 4.91% for the same period. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 5.49% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 184 funds in the Fund’s Lipper category.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         1

Performance Snapshot as of December 31, 2007 (unaudited)

	6 Months	12 Months
S&P 500 Index Fund — Class A Shares	-1.53%	5.03%

S&P 500 Index	-1.37%	5.49%

Lipper S&P 500 Index Objective Funds Category Average[1]	-1.64%	4.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Class D shares returned -1.45% over the six months ended December 31, 2007. Class D shares returned 5.22% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A and Class D shares were 0.56% and 0.42%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.59% for Class A shares and 0.39% for Class D shares until May 1, 2009.

Q. What were the most significant factors affecting Fund performance?

A. We replicated the holdings of the S&P 500 Index to the extent possible given cash flows into and out of the Fund. Therefore, performance before fees was largely in line with that of the Index each month.

What were the leading contributors to performance?

A. For calendar year 2007, the Energy sector was the greatest contributor to the S&P 500 Index by virtue of total return as well as weight in the Index, with Exxon Mobil Corp. being the individual greatest contributor within the sector. The Information Technology and Industrials sectors, led by Apple Inc. and Deere & Co., respectively, were also major contributors.

What were the leading detractors from performance?

A. All the financial sectors posted negative returns in the S&P 500 Index for the year, with the Financials sector as the poorest performer. Citigroup Inc. was the laggard in

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 187 funds for the six-month period and among the 184 funds for the 12-month period in the Fund’s Lipper category.

2         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

this sector as well as the Index overall. The Consumer Discretionary sector was also a poor performer, with Comcast Corp. and Home Depot Inc. as the laggards.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund in the past year.

Thank you for your investment in Legg Mason Partners S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.9%), General Electric Co. (2.9%), Microsoft Corp. (2.2%), AT&T Inc. (1.9%), Procter & Gamble Co. (1.7%), Chevron Corp. (1.5%), Johnson & Johnson (1.5%), Bank of America Corp. (1.4%), Apple Inc. (1.3%) and Cisco Systems Inc. (1.3%). Please refer to pages 9 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Financials (17.3%), Information Technology (16.4%), Energy (12.6%), Health Care (11.8%) and Industrials (11.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that stock prices are subject to market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The S&P SmallCap 600 Index is a market-value weighted index, which consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(1.53)%	$1,000.00	$984.70	0.54%	$2.70

Class D	(1.45)	1,000.00	985.50	0.30	1.50

(1)	For the six months ended December 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,022.48	0.54%	$2.75

Class D	5.00	1,000.00	1,023.69	0.30	1.53

(1)	For the six months ended December 31, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Class A	Class D
Twelve Months Ended 12/31/07	5.03%	5.22%

Five Years Ended 12/31/07	12.19	12.48

Inception* through 12/31/07	5.24	4.76

Cumulative Total Returns(1) (unaudited)
Class A (Inception* through 12/31/07	66.50%

Class D (Inception* through 12/31/07	54.91

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class A and D shares are January 5, 1998 and August 4, 1998, respectively.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A shares of Legg Mason Partners S&P 500 Index Fund vs. S&P 500 Index† (January 1998 – December 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on January 5, 1998 (inception date), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The Index is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s Class D shares may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser expenses were incurred by shareholders investing in Class D shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS S&P 500 INDEX FUND

Shares	Security	Value

COMMON STOCKS — 98.2%
CONSUMER DISCRETIONARY — 8.4%
Auto Components — 0.2%
8,657	Goodyear Tire & Rubber Co.*	$244,300
21,339	Johnson Controls Inc.	769,058

	Total Auto Components	1,013,358

Automobiles — 0.3%
75,423	Ford Motor Co.*	507,597
20,330	General Motors Corp.	506,014
8,716	Harley-Davidson Inc.	407,124

	Total Automobiles	1,420,735

Distributors — 0.1%
6,105	Genuine Parts Co.	282,661

Diversified Consumer Services — 0.1%
5,105	Apollo Group Inc., Class A Shares*	358,116
11,663	H&R Block Inc.	216,582

	Total Diversified Consumer Services	574,698

Hotels, Restaurants & Leisure — 1.4%
15,676	Carnival Corp.	697,425
5,087	Darden Restaurants Inc.	140,961
6,726	Harrah’s Entertainment Inc.	596,933
11,299	International Game Technology	496,365
11,480	Marriott International Inc., Class A Shares	392,386
42,814	McDonald’s Corp.	2,522,173
26,775	Starbucks Corp.*	548,084
7,155	Starwood Hotels & Resorts Worldwide Inc.	315,035
3,141	Wendy’s International Inc.	81,163
6,416	Wyndham Worldwide Corp.	151,161
18,680	Yum! Brands Inc.	714,884

	Total Hotels, Restaurants & Leisure	6,656,570

Household Durables — 0.4%
2,360	Black & Decker Corp.	164,374
4,310	Centex Corp.	108,871
9,816	D.R. Horton Inc.	129,277
5,502	Fortune Brands Inc.	398,125
2,152	Harman International Industries Inc.	158,624
2,661	KB HOME	57,478
6,281	Leggett & Platt Inc.	109,541
4,862	Lennar Corp., Class A Shares	86,981
9,926	Newell Rubbermaid Inc.	256,885
7,630	Pulte Homes Inc.	80,420
2,081	Snap-on Inc.	100,387
2,953	Stanley Works	143,161
2,802	Whirlpool Corp.	228,727

	Total Household Durables	2,022,851

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         9

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Internet & Catalog Retail — 0.3%
10,979	Amazon.com Inc.*	$1,017,095
7,342	Expedia Inc.*	232,154
6,863	IAC/InterActiveCorp*	184,752

	Total Internet & Catalog Retail	1,434,001

Leisure Equipment & Products — 0.1%
3,194	Brunswick Corp.	54,458
10,310	Eastman Kodak Co.	225,479
5,284	Hasbro Inc.	135,165
13,179	Mattel Inc.	250,928

	Total Leisure Equipment & Products	666,030

Media — 2.8%
24,606	CBS Corp., Class B Shares	670,513
17,888	Clear Channel Communications Inc.	617,494
111,031	Comcast Corp., Class A Shares*	2,027,426
25,791	DIRECTV Group Inc.*	596,288
3,219	E.W. Scripps Co., Class A Shares	144,887
8,367	Gannett Co. Inc.	326,313
16,937	Interpublic Group of Cos. Inc.*	137,359
12,175	McGraw-Hill Cos. Inc.	533,387
1,382	Meredith Corp.	75,982
5,162	New York Times Co., Class A Shares	90,490
83,168	News Corp., Class A Shares	1,704,112
11,794	Omnicom Group Inc.	560,569
130,592	Time Warner Inc.	2,156,074
23,690	Viacom Inc., Class B Shares*	1,040,465
68,713	Walt Disney Co.	2,218,056
210	Washington Post Co., Class B Shares	166,200

	Total Media	13,065,615

Multiline Retail — 0.8%
3,656	Big Lots Inc.*	58,460
2,185	Dillard’s Inc., Class A Shares	41,034
5,230	Family Dollar Stores Inc.	100,573
7,996	J.C. Penney Co. Inc.	351,744
11,416	Kohl’s Corp.*	522,853
15,574	Macy’s Inc.	402,899
7,106	Nordstrom Inc.	261,003
2,720	Sears Holdings Corp.*	277,576
29,993	Target Corp.	1,499,650

	Total Multiline Retail	3,515,792

Specialty Retail — 1.5%
3,111	Abercrombie & Fitch Co., Class A Shares (a)	248,787
4,957	AutoNation Inc.*	77,627
1,644	AutoZone Inc.*	197,132
9,748	Bed Bath & Beyond Inc.*	286,494

See Notes to Financial Statements.

10         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Specialty Retail — 1.5% (continued)
12,607	Best Buy Co. Inc.	$663,758
6,054	Circuit City Stores Inc.	25,427
5,712	GameStop Corp., Class A Shares*	354,772
16,813	Gap Inc.	357,781
60,663	Home Depot Inc.	1,634,261
11,455	Limited Brands Inc.	216,843
53,119	Lowe’s Cos. Inc.	1,201,552
9,800	Office Depot Inc.*	136,318
2,706	OfficeMax Inc.	55,906
4,949	RadioShack Corp.	83,440
3,902	Sherwin-Williams Co.	226,472
25,648	Staples Inc.	591,699
4,912	Tiffany & Co.	226,099
15,974	TJX Cos. Inc.	458,933

	Total Specialty Retail	7,043,301

Textiles, Apparel & Luxury Goods — 0.4%
13,404	Coach Inc.*	409,894
3,063	Jones Apparel Group Inc.	48,977
3,616	Liz Claiborne Inc.	73,586
13,878	NIKE Inc., Class B Shares	891,523
2,153	Polo Ralph Lauren Corp.	133,034
3,195	V.F. Corp.	219,369

	Total Textiles, Apparel & Luxury Goods	1,776,383

	TOTAL CONSUMER DISCRETIONARY	39,471,995

CONSUMER STAPLES — 10.0%
Beverages — 2.4%
26,490	Anheuser-Busch Cos. Inc.	1,386,486
3,106	Brown-Forman Corp., Class B Shares	230,186
71,743	Coca-Cola Co.	4,402,868
10,240	Coca-Cola Enterprises Inc.	266,547
6,970	Constellation Brands Inc., Class A Shares*	164,771
4,897	Molson Coors Brewing Co., Class B Shares	252,783
5,034	Pepsi Bottling Group Inc.	198,642
58,047	PepsiCo Inc.	4,405,767

	Total Beverages	11,308,050

Food & Staples Retailing — 2.3%
15,732	Costco Wholesale Corp.	1,097,464
53,202	CVS Corp.	2,114,780
24,589	Kroger Co.	656,772
15,678	Safeway Inc.	536,344
7,548	SUPERVALU Inc.	283,201
21,913	Sysco Corp.	683,905
85,294	Wal-Mart Stores Inc.	4,054,024
35,696	Walgreen Co.	1,359,304
4,993	Whole Foods Market Inc.	203,714

	Total Food & Staples Retailing	10,989,508

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Food Products — 1.4%
23,122	Archer-Daniels-Midland Co.	$1,073,554
8,074	Campbell Soup Co.	288,484
17,597	ConAgra Foods Inc.	418,633
4,653	Dean Foods Co.	120,326
12,189	General Mills Inc.	694,773
11,465	H.J. Heinz Co.	535,186
6,073	Hershey Co.	239,276
9,532	Kellogg Co.	499,763
55,851	Kraft Foods Inc., Class A Shares	1,822,418
4,659	McCormick & Co. Inc., Non Voting Shares	176,623
26,029	Sara Lee Corp.	418,026
9,882	Tyson Foods Inc., Class A Shares	151,491
7,805	Wm. Wrigley Jr. Co.	456,983

	Total Food Products	6,895,536

Household Products — 2.3%
4,970	Clorox Co.	323,895
18,320	Colgate-Palmolive Co.	1,428,227
15,290	Kimberly-Clark Corp.	1,060,209
112,017	Procter & Gamble Co.	8,224,288

	Total Household Products	11,036,619

Personal Products — 0.2%
15,543	Avon Products Inc.	614,415
4,118	Estee Lauder Cos. Inc., Class A Shares	179,586

	Total Personal Products	794,001

Tobacco — 1.4%
76,035	Altria Group Inc.	5,746,725
6,147	Reynolds American Inc.	405,456
5,725	UST Inc.	313,730

	Total Tobacco	6,465,911

	TOTAL CONSUMER STAPLES	47,489,625

ENERGY — 12.6%
Energy Equipment & Services — 2.5%
11,480	Baker Hughes Inc.	931,028
10,476	BJ Services Co.	254,148
5,316	ENSCO International Inc.	316,940
31,980	Halliburton Co.	1,212,362
10,102	Nabors Industries Ltd.*	276,694
12,786	National-Oilwell Varco Inc.*	939,260
9,646	Noble Corp.	545,095
3,937	Rowan Cos. Inc.	155,354
43,169	Schlumberger Ltd.	4,246,534
7,204	Smith International Inc.	532,015
11,487	Transocean Inc.	1,644,364
12,107	Weatherford International Ltd.*	830,540

	Total Energy Equipment & Services	11,884,334

See Notes to Financial Statements.

12         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 10.1%
16,666	Anadarko Petroleum Corp.	$1,094,790
11,917	Apache Corp.	1,281,554
16,396	Chesapeake Energy Corp.	642,723
76,220	Chevron Corp.	7,113,613
57,806	ConocoPhillips	5,104,270
6,549	CONSOL Energy Inc.	468,384
16,023	Devon Energy Corp.	1,424,605
25,168	El Paso Corp.	433,896
8,794	EOG Resources Inc.	784,865
197,228	Exxon Mobil Corp.	18,478,312
9,936	Hess Corp.	1,002,145
25,701	Marathon Oil Corp.	1,564,163
6,772	Murphy Oil Corp.	574,536
6,148	Noble Energy Inc.	488,889
29,818	Occidental Petroleum Corp.	2,295,688
9,538	Peabody Energy Corp.	587,922
5,269	Range Resources Corp.	270,616
22,709	Spectra Energy Corp.	586,346
4,324	Sunoco Inc.	313,231
4,916	Tesoro Corp.	234,493
19,896	Valero Energy Corp.	1,393,317
21,564	Williams Cos. Inc.	771,560
17,325	XTO Energy Inc.	889,812

	Total Oil, Gas & Consumable Fuels	47,799,730

	TOTAL ENERGY	59,684,064

FINANCIALS — 17.3%
Capital Markets — 3.3%
6,922	American Capital Strategies Ltd.	228,149
8,452	Ameriprise Financial Inc.	465,790
40,878	Bank of New York Mellon Corp.	1,993,211
4,172	Bear Stearns Cos. Inc.	368,179
34,050	Charles Schwab Corp.	869,977
15,264	E*TRADE Financial Corp.*	54,187
3,146	Federated Investors Inc., Class B Shares	129,489
5,834	Franklin Resources Inc.	667,585
14,355	Goldman Sachs Group Inc.	3,087,043
5,670	Janus Capital Group Inc.	186,260
4,733	Legg Mason Inc.	346,219
19,069	Lehman Brothers Holdings Inc.	1,247,875
30,965	Merrill Lynch & Co. Inc.	1,662,201
38,309	Morgan Stanley	2,034,591
6,878	Northern Trust Corp.	526,717
13,993	State Street Corp.	1,136,232
9,518	T. Rowe Price Group Inc.	579,456

	Total Capital Markets	15,583,161

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         13

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Commercial Banks — 3.0%
19,829	BB&T Corp.	$608,155
5,497	Comerica Inc.	239,284
6,906	Commerce Bancorp Inc.	263,395
19,245	Fifth Third Bancorp	483,627
4,418	First Horizon National Corp.	80,187
13,146	Huntington Bancshares Inc.	194,035
13,988	KeyCorp	328,019
2,694	M&T Bank Corp.	219,750
9,574	Marshall & Ilsley Corp.	253,519
22,751	National City Corp.	374,481
12,620	PNC Financial Services Group Inc.	828,503
25,288	Regions Financial Corp.	598,061
12,540	SunTrust Banks Inc.	783,625
11,762	Synovus Financial Corp.	283,229
62,023	U.S. Bancorp	1,968,610
71,351	Wachovia Corp.	2,713,478
121,903	Wells Fargo & Co.	3,680,252
3,865	Zions Bancorporation	180,457

	Total Commercial Banks	14,080,667

Consumer Finance — 0.7%
42,214	American Express Co.	2,195,972
14,080	Capital One Financial Corp.	665,421
17,163	Discover Financial Services	258,818
18,391	SLM Corp.	370,395

	Total Consumer Finance	3,490,606

Diversified Financial Services — 4.5%
160,217	Bank of America Corp.	6,610,553
6,855	CIT Group Inc.	164,726
180,258	Citigroup Inc.	5,306,795
1,981	CME Group Inc.	1,358,966
1,269	Guaranty Financial Group Inc.*	20,304
2,490	IntercontinentalExchange Inc.*	479,325
121,463	JPMorgan Chase & Co.	5,301,860
5,915	Leucadia National Corp.	278,596
7,958	Moody’s Corp.	284,101
9,484	NYSE Euronext	832,411
9,542	Principal Financial Group Inc.	656,871

	Total Diversified Financial Services	21,294,508

Insurance — 4.1%
11,898	ACE Ltd.	735,058
17,549	AFLAC Inc.	1,099,094
20,602	Allstate Corp.	1,076,042
3,588	Ambac Financial Group Inc.	92,463
91,555	American International Group Inc.	5,337,656
10,518	Aon Corp.	501,603

See Notes to Financial Statements.

14         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Insurance — 4.1% (continued)
3,467	Assurant Inc.	$231,942
13,854	Chubb Corp.	756,151
6,170	Cincinnati Financial Corp.	243,962
15,903	Genworth Financial Inc., Class A Shares	404,731
11,412	Hartford Financial Services Group Inc.	995,012
9,725	Lincoln National Corp.	566,190
15,958	Loews Corp.	803,326
18,776	Marsh & McLennan Cos. Inc.	497,001
4,547	MBIA Inc.	84,711
26,687	MetLife Inc.	1,644,453
25,200	Progressive Corp.	482,832
16,489	Prudential Financial Inc.	1,534,137
3,441	SAFECO Corp.	191,595
3,437	Torchmark Corp.	208,042
23,282	Travelers Cos. Inc.	1,252,572
12,961	Unum Group	308,342
6,529	XL Capital Ltd., Class A Shares	328,474

	Total Insurance	19,375,389

Real Estate Investment Trusts (REITs) — 1.0%
3,476	Apartment Investment and Management Co., Class A Shares	120,721
2,866	Avalonbay Communities Inc.	269,805
4,276	Boston Properties Inc.	392,580
7,084	CB Richard Ellis Group Inc., Class A Shares*	152,660
4,462	Developers Diversified Realty Corp.	170,850
9,957	Equity Residential	363,132
8,832	General Growth Properties Inc.	363,702
18,763	Host Hotels & Resorts Inc.	319,722
9,062	Kimco Realty Corp.	329,857
6,272	Plum Creek Timber Co. Inc.	288,763
9,224	ProLogis	584,617
4,472	Public Storage Inc.	328,289
8,021	Simon Property Group Inc.	696,704
4,805	Vornado Realty Trust	422,600

	Total Real Estate Investment Trusts (REITs)	4,804,002

Real Estate Management & Development — 0.0%
1,269	Forestar Real Estate Group Inc.*	29,936

Thrifts & Mortgage Finance — 0.7%
20,694	Countrywide Financial Corp.	185,004
34,972	Fannie Mae	1,398,181
23,881	Freddie Mac	813,626
19,106	Hudson City Bancorp Inc.	286,972
2,944	MGIC Investment Corp.	66,034
12,847	Sovereign Bancorp Inc.	146,456
31,461	Washington Mutual Inc.	428,184

	Total Thrifts & Mortgage Finance	3,324,457

	TOTAL FINANCIALS	81,982,726

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         15

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

HEALTH CARE — 11.8%
Biotechnology — 1.2%
39,042	Amgen Inc.*	$1,813,110
6,071	Applera Corp. - Applied Biosystems Group	205,928
10,590	Biogen Idec Inc.*	602,783
13,750	Celgene Corp.*	635,388
9,473	Genzyme Corp.*	705,170
33,598	Gilead Sciences Inc.*	1,545,844

	Total Biotechnology	5,508,223

Health Care Equipment & Supplies — 2.0%
22,889	Baxter International Inc.	1,328,706
8,745	Becton, Dickinson & Co.	730,907
47,928	Boston Scientific Corp.*	557,403
3,714	C.R. Bard Inc.	352,087
17,847	Covidien Ltd.	790,444
5,644	Hospira Inc.*	240,660
40,743	Medtronic Inc.	2,048,150
1,938	Millipore Corp.*	141,823
12,247	St. Jude Medical Inc.*	497,718
8,524	Stryker Corp.	636,913
15,325	Thermo Fisher Scientific Inc.*	883,946
4,542	Varian Medical Systems Inc.*	236,911
3,585	Waters Corp.*	283,466
8,485	Zimmer Holdings Inc.*	561,283

	Total Health Care Equipment & Supplies	9,290,417

Health Care Providers & Services — 2.4%
18,064	Aetna Inc.	1,042,835
6,050	AmerisourceBergen Corp.	271,463
13,097	Cardinal Health Inc.	756,352
10,161	CIGNA Corp.	545,951
5,608	Coventry Health Care Inc.*	332,274
9,263	Express Scripts Inc.*	676,199
6,056	Humana Inc.*	456,077
4,215	Laboratory Corporation of America Holdings*	318,359
10,635	McKesson Corp.	696,699
9,728	Medco Health Solutions Inc.*	986,419
5,028	Patterson Cos. Inc.*	170,701
5,617	Quest Diagnostics Inc.	297,139
17,024	Tenet Healthcare Corp.*	86,482
46,681	UnitedHealth Group Inc.	2,716,834
20,525	WellPoint Inc.*	1,800,658

	Total Health Care Providers & Services	11,154,442

Health Care Technology — 0.0%
7,005	IMS Health Inc.	161,395

Life Sciences Tools & Services — 0.0%
4,291	PerkinElmer Inc.	111,652

See Notes to Financial Statements.

16         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Pharmaceuticals — 6.2%
55,781	Abbott Laboratories	$3,132,103
11,048	Allergan Inc.	709,724
3,852	Barr Pharmaceuticals Inc.*	204,541
71,057	Bristol-Myers Squibb Co.	1,884,432
35,452	Eli Lilly & Co.	1,892,782
11,358	Forest Laboratories Inc.*	413,999
103,305	Johnson & Johnson	6,890,444
8,771	King Pharmaceuticals Inc.*	89,815
78,571	Merck & Co. Inc.	4,565,761
10,761	Mylan Laboratories Inc.	151,300
246,457	Pfizer Inc.	5,601,968
58,177	Schering-Plough Corp.	1,549,835
3,682	Watson Pharmaceuticals Inc.*	99,929
48,307	Wyeth	2,134,686

	Total Pharmaceuticals	29,321,319

	TOTAL HEALTH CARE	55,547,448

INDUSTRIALS — 11.3%
Aerospace & Defense — 2.8%
28,131	Boeing Co.	2,460,337
14,576	General Dynamics Corp.	1,297,118
4,499	Goodrich Corp.	317,675
26,886	Honeywell International Inc.	1,655,371
4,528	L-3 Communications Holdings Inc.	479,696
12,447	Lockheed Martin Corp.	1,310,171
12,347	Northrop Grumman Corp.	970,968
4,952	Precision Castparts Corp.	686,843
15,712	Raytheon Co.	953,719
5,988	Rockwell Collins Inc.	430,956
35,630	United Technologies Corp.	2,727,120

	Total Aerospace & Defense	13,289,974

Air Freight & Logistics — 0.9%
6,206	C.H. Robinson Worldwide Inc.	335,869
7,652	Expeditors International of Washington Inc.	341,891
11,093	FedEx Corp.	989,163
2,150	Ryder System Inc.	101,072
37,934	United Parcel Service Inc., Class B Shares	2,682,692

	Total Air Freight & Logistics	4,450,687

Airlines — 0.1%
26,847	Southwest Airlines Co.	327,533

Building Products — 0.1%
13,189	Masco Corp.	285,014
6,171	Trane Inc.	288,248

	Total Building Products	573,262

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         17

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Commercial Services & Supplies — 0.5%
10,359	Allied Waste Industries Inc.*	$114,156
3,825	Avery Dennison Corp.	203,260
4,846	Cintas Corp.	162,923
4,736	Equifax Inc.	172,201
4,755	Monster Worldwide Inc.*	154,062
7,900	Pitney Bowes Inc.	300,516
7,985	R.R. Donnelley & Sons Co.	301,354
5,889	Robert Half International Inc.	159,239
18,650	Waste Management Inc.	609,295

	Total Commercial Services & Supplies	2,177,006

Construction & Engineering — 0.2%
3,173	Fluor Corp.	462,370
4,299	Jacobs Engineering Group Inc.*	411,027

	Total Construction & Engineering	873,397

Electrical Equipment — 0.5%
6,600	Cooper Industries Ltd., Class A Shares	349,008
28,454	Emerson Electric Co.	1,612,204
5,480	Rockwell Automation Inc.	377,901

	Total Electrical Equipment	2,339,113

Industrial Conglomerates — 3.6%
25,716	3M Co.	2,168,373
364,746	General Electric Co.	13,521,134
8,971	Textron Inc.	639,633
17,860	Tyco International Ltd.	708,149

	Total Industrial Conglomerates	17,037,289

Machinery — 1.9%
22,962	Caterpillar Inc.	1,666,123
3,737	Cummins Inc.	475,982
9,139	Danaher Corp.	801,856
15,942	Deere & Co.	1,484,519
7,350	Dover Corp.	338,762
5,237	Eaton Corp.	507,727
15,073	Illinois Tool Works Inc.	807,008
9,835	Ingersoll-Rand Co., Ltd., Class A Shares	457,032
6,506	ITT Industries Inc.	429,656
4,503	Manitowoc Co. Inc.	219,882
13,397	PACCAR Inc.	729,869
4,404	Pall Corp.	177,569
6,072	Parker Hannifin Corp.	457,282
3,660	Terex Corp.*	239,986

	Total Machinery	8,793,253

Road & Rail — 0.7%
10,793	Burlington Northern Santa Fe Corp.	898,301
15,176	CSX Corp.	667,441

See Notes to Financial Statements.

18         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Road & Rail — 0.7% (continued)
14,141	Norfolk Southern Corp.	$713,272
9,570	Union Pacific Corp.	1,202,183

	Total Road & Rail	3,481,197

Trading Companies & Distributors — 0.0%
2,420	W. W. Grainger Inc.	211,798

	TOTAL INDUSTRIALS	53,554,509

INFORMATION TECHNOLOGY — 16.4%
Communications Equipment — 2.5%
3,060	Ciena Corp.*	104,377
218,627	Cisco Systems Inc.*	5,918,233
56,511	Corning Inc.	1,355,699
7,630	JDS Uniphase Corp.*	101,479
18,453	Juniper Networks Inc.*	612,640
83,153	Motorola Inc.	1,333,774
59,075	QUALCOMM Inc.	2,324,601
15,745	Tellabs Inc.*	102,972

	Total Communications Equipment	11,853,775

Computers & Peripherals — 4.5%
31,609	Apple Inc.*	6,261,111
80,895	Dell Inc.*	1,982,737
75,346	EMC Corp.*	1,396,161
93,064	Hewlett-Packard Co.	4,697,871
49,764	International Business Machines Corp.	5,379,488
3,395	Lexmark International Inc., Class A Shares*	118,350
12,782	Network Appliance Inc.*	319,039
4,918	QLogic Corp.*	69,836
8,185	SanDisk Corp.*	271,496
29,692	Sun Microsystems Inc.*	538,316
6,445	Teradata Corp.*	176,657

	Total Computers & Peripherals	21,211,062

Electronic Equipment & Instruments — 0.3%
13,887	Agilent Technologies Inc.*	510,208
7,456	Jabil Circuit Inc.	113,853
5,158	Molex Inc.	140,814
17,902	Tyco Electronics Ltd.	664,701

	Total Electronic Equipment & Instruments	1,429,576

Internet Software & Services — 1.9%
5,950	Akamai Technologies Inc.*	205,870
40,987	eBay Inc.*	1,360,359
8,357	Google Inc., Class A Shares*	5,778,698
7,937	VeriSign Inc.*	298,511
48,398	Yahoo! Inc.*	1,125,737

	Total Internet Software & Services	8,769,175

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         19

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

IT Services — 0.8%
3,576	Affiliated Computer Services Inc., Class A Shares*	$161,278
19,079	Automatic Data Processing Inc.	849,588
10,390	Cognizant Technology Solutions Corp., Class A Shares*	352,637
6,251	Computer Sciences Corp.*	309,237
4,871	Convergys Corp.*	80,177
18,283	Electronic Data Systems Corp.	379,006
6,104	Fidelity National Information Services Inc.	253,865
5,995	Fiserv Inc.*	332,662
12,221	Paychex Inc.	442,645
12,572	Unisys Corp.*	59,465
27,107	Western Union Co.	658,158

	Total IT Services	3,878,718

Office Electronics — 0.1%
33,621	Xerox Corp.	544,324

Semiconductors & Semiconductor Equipment — 2.6%
21,519	Advanced Micro Devices Inc.*	161,393
12,066	Altera Corp.	233,115
11,180	Analog Devices Inc.	354,406
49,509	Applied Materials Inc.	879,280
16,853	Broadcom Corp., Class A Shares*	440,537
211,067	Intel Corp.	5,627,046
6,543	KLA-Tencor Corp.	315,111
7,975	Linear Technology Corp.	253,844
25,725	LSI Corp.*	136,600
8,270	MEMC Electronic Materials Inc.*	731,812
7,812	Microchip Technology Inc.	245,453
27,190	Micron Technology Inc.*	197,128
8,636	National Semiconductor Corp.	195,519
4,172	Novellus Systems Inc.*	115,022
20,055	NVIDIA Corp.*	682,271
6,373	Teradyne Inc.*	65,897
50,473	Texas Instruments Inc.	1,685,798
10,631	Xilinx Inc.	232,500

	Total Semiconductors & Semiconductor Equipment	12,552,732

Software — 3.7%
20,713	Adobe Systems Inc.*	885,066
8,262	Autodesk Inc.*	411,117
7,228	BMC Software Inc.*	257,606
13,963	CA Inc.	348,377
6,815	Citrix Systems Inc.*	259,038
10,282	Compuware Corp.*	91,304
11,175	Electronic Arts Inc.*	652,732
12,175	Intuit Inc.*	384,852
290,436	Microsoft Corp.	10,339,522
12,569	Novell Inc.*	86,349

See Notes to Financial Statements.

20         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Software — 3.7% (continued)
142,351	Oracle Corp.*	$3,214,285
31,307	Symantec Corp.*	505,295

	Total Software	17,435,543

	TOTAL INFORMATION TECHNOLOGY	77,674,905

MATERIALS — 3.3%
Chemicals — 1.8%
7,763	Air Products & Chemicals Inc.	765,665
2,008	Ashland Inc.	95,239
34,131	Dow Chemical Co.	1,345,444
32,454	E.I. du Pont de Nemours & Co.	1,430,897
3,020	Eastman Chemical Co.	184,492
6,257	Ecolab Inc.	320,421
4,167	Hercules Inc.	80,632
2,922	International Flavors & Fragrances Inc.	140,636
19,738	Monsanto Co.	2,204,537
5,893	PPG Industries Inc.	413,865
11,491	Praxair Inc.	1,019,367
4,562	Rohm & Haas Co.	242,105
4,718	Sigma-Aldrich Corp.	257,603

	Total Chemicals	8,500,903

Construction Materials — 0.1%
3,881	Vulcan Materials Co.	306,948

Containers & Packaging — 0.1%
3,679	Ball Corp.	165,555
3,754	Bemis Co. Inc.	102,785
4,696	Pactiv Corp.*	125,054
5,802	Sealed Air Corp.	134,258
3,807	Temple-Inland Inc.	79,376

	Total Containers & Packaging	607,028

Metals & Mining — 1.0%
30,616	Alcoa Inc.	1,119,015
3,672	Allegheny Technologies Inc.	317,261
13,714	Freeport-McMoRan Copper & Gold Inc., Class B Shares	1,404,862
16,223	Newmont Mining Corp.	792,169
10,342	Nucor Corp.	612,453
3,147	Titanium Metals Corp.	83,238
4,247	United States Steel Corp.	513,505

	Total Metals & Mining	4,842,503

Paper & Forest Products — 0.3%
15,434	International Paper Co.	499,753
6,590	MeadWestvaco Corp.	206,267
7,755	Weyerhaeuser Co.	571,854

	Total Paper & Forest Products	1,277,874

	TOTAL MATERIALS	15,535,256

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         21

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 3.6%
Diversified Telecommunication Services — 3.2%
218,918	AT&T Inc. (a)	$9,098,232
4,021	CenturyTel Inc.	166,711
12,224	Citizens Communications Co.	155,611
5,481	Embarq Corp.	271,474
57,309	Qwest Communications International Inc.*	401,736
104,185	Verizon Communications Inc.	4,551,843
17,150	Windstream Corp.	223,293

	Total Diversified Telecommunication Services	14,868,900

Wireless Telecommunication Services — 0.4%
14,758	American Tower Corp., Class A Shares*	628,691
102,265	Sprint Nextel Corp.	1,342,739

	Total Wireless Telecommunication Services	1,971,430

	TOTAL TELECOMMUNICATION SERVICES	16,840,330

UTILITIES — 3.5%
Electric Utilities — 2.1%
5,966	Allegheny Energy Inc.	379,497
14,341	American Electric Power Co. Inc.	667,717
45,274	Duke Energy Corp.	913,177
11,706	Edison International	624,749
7,030	Entergy Corp.	840,226
23,824	Exelon Corp.	1,944,991
10,947	FirstEnergy Corp.	791,906
14,616	FPL Group Inc.	990,673
2,767	Integrys Energy Group Inc.	143,026
6,843	Pepco Holdings Inc.	200,705
3,603	Pinnacle West Capital Corp.	152,803
13,436	PPL Corp.	699,881
9,301	Progress Energy Inc.	450,448
27,175	Southern Co.	1,053,031

	Total Electric Utilities	9,852,830

Gas Utilities — 0.1%
1,621	Nicor Inc.	68,650
6,202	Questar Corp.	335,528

	Total Gas Utilities	404,178

Independent Power Producers & Energy Traders — 0.2%
24,021	AES Corp.*	513,809
6,478	Constellation Energy Group Inc.	664,189
17,803	Dynegy Inc., Class A Shares*	127,114

	Total Independent Power Producers & Energy Traders	1,305,112

Multi-Utilities — 1.1%
7,458	Ameren Corp.	404,298
11,539	CenterPoint Energy Inc.	197,663

See Notes to Financial Statements.

22         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Multi-Utilities — 1.1% (continued)
7,994	CMS Energy Corp.	$138,936
9,735	Consolidated Edison Inc.	475,555
20,910	Dominion Resources Inc.	992,179
6,131	DTE Energy Co.	269,519
9,849	NiSource Inc.	186,048
12,694	PG&E Corp.	546,984
9,135	Public Service Enterprise Group Inc.	897,422
9,485	Sempra Energy	586,932
7,563	TECO Energy Inc.	130,159
15,084	Xcel Energy Inc.	340,446

	Total Multi-Utilities	5,166,141

	TOTAL UTILITIES	16,728,261

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $337,052,046)	464,509,119

Face Amount
SHORT-TERM INVESTMENTS — 2.0%
U.S. Treasury Bill — 0.1%
$515,000	U.S. Treasury Bill, 2.678% due 3/20/08 (b)(c) (Cost — $511,994)	511,496

Repurchase Agreement — 1.9%
9,218,000	State Street Bank & Trust Co. repurchase agreement dated 12/31/07, 0.770% due 1/2/08; Proceeds at maturity — $9,218,394; (Fully collateralized by U.S. Treasury Bonds, 7.625% due 11/15/22; Market value — $9,403,113) (Cost — $9,218,000)	9,218,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $9,729,994)	9,729,496

	TOTAL INVESTMENTS — 100.2% (Cost — $346,782,040#)	474,238,615
	Liabilities in Excess of Other Assets — (0.2)%	(1,076,854)

	TOTAL NET ASSETS —100.0%	$473,161,761

*	Non-income producing security.

(a)	All or a portion of this security is segregated for open futures contracts.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $361,302,562.

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         23

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $346,782,040)	$474,238,615
Receivable for Fund shares sold	998,431
Receivable for securities sold	859,225
Dividends and interest receivable	686,430
Deposit with broker for open futures contracts	500
Prepaid expenses	23,006

Total Assets	476,806,207

LIABILITIES:
Payable for Fund shares repurchased	1,602,727
Payable for securities purchased	1,226,154
Due to custodian	399,479
Investment management fee payable	101,252
Distribution fees payable	74,316
Payable to broker — variation margin on open futures contracts	51,875
Trustees’ fees payable	14,550
Deferred compensation payable	1,444
Accrued expenses	172,649

Total Liabilities	3,644,446

Total Net Assets	$473,161,761

NET ASSETS:
Par value (Note 6)	$318
Paid-in-capital in excess of par value	399,152,004
Undistributed net investment income	210,283
Accumulated net realized loss on investments and futures contracts	(53,538,655)
Net unrealized appreciation on investments and futures contracts	127,337,811

Total Net Assets	$473,161,761

Shares Outstanding:
Class A	29,236,389

Class D	2,591,385

Net Asset Value:
Class A	$14.86

Class D	$14.93

See Notes to Financial Statements.

24         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$9,494,903
Interest	348,289

Total Investment Income	9,843,192

EXPENSES:
Investment management fee (Note 2)	1,251,782
Distribution fees (Notes 2 and 4)	920,147
Transfer agent fees (Note 4)	177,325
Legal fees	98,571
Shareholder reports (Note 4)	64,071
Standard & Poor’s license fee	49,471
Registration fees	41,626
Audit and tax	32,068
Trustees’ fees	23,374
Custody fees	17,209
Insurance	13,111
Miscellaneous expenses	2,229

Total Expenses	2,690,984
Less: Fee waivers and/or expense reimbursements (Note 2)	(18,744)

Net Expenses	2,672,240

Net Investment Income	7,170,952

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	2,725,566
Futures contracts	95,597

Net Realized Gain	2,821,163

Change in Net Unrealized Appreciation/Depreciation From:
Investments	15,629,208
Futures contracts	(120,842)

Change in Net Unrealized Appreciation/Depreciation	15,508,366

Net Gain on Investments and Futures Contracts	18,329,529

Increase in Net Assets From Operations	$25,500,481

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         25

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$7,170,952	$6,843,281
Net realized gain (loss)	2,821,163	(29,482,407)
Change in net unrealized appreciation/depreciation	15,508,366	92,583,847

Increase in Net Assets From Operations	25,500,481	69,944,721

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(7,100,050)	(6,750,017)

Decrease in Net Assets From Distributions to Shareholders	(7,100,050)	(6,750,017)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	60,831,444	61,499,272
Reinvestment of distributions	6,689,740	6,388,523
Cost of shares repurchased	(112,237,578)	(132,208,749)

Decrease in Net Assets From Fund Share Transactions	(44,716,394)	(64,320,954)

Decrease in Net Assets	(26,315,963)	(1,126,250)
NET ASSETS:
Beginning of year	499,477,724	500,603,974

End of year*	$473,161,761	$499,477,724

*Includes undistributed net investment income of:	$210,283	$142,038

See Notes to Financial Statements.

26         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007	2006		2005	2004	2003
Net Asset Value, Beginning of Year	$14.36	$12.63		$12.28	$11.30	$8.92

Income From Operations:
Net investment income	0.21	0.18		0.16	0.16	0.12
Net realized and unrealized gain	0.51	1.74		0.36	0.99	2.37

Total Income From Operations	0.72	1.92		0.52	1.15	2.49

Less Distributions From:
Net investment income	(0.22)	(0.19)		(0.17)	(0.17)	(0.11)

Total Distributions	(0.22)	(0.19)		(0.17)	(0.17)	(0.11)

Net Asset Value, End of Year	$14.86	$14.36		$12.63	$12.28	$11.30

Total Return(2)	5.03%	15.20%		4.19%	10.21%	27.95%

Net Assets, End of Year (millions)	$434	$459		$453	$467	$466

Rations to Average Net Assets:
Gross expenses	0.55%	0.57	%(3)	0.59%	0.58%	0.61%
Net expenses(4)(5)	0.55	0.57	(3)	0.59	0.57	0.59
Net investment income	1.42	1.36		1.27	1.42	1.19

Portfolio Turnover Rate	6%	7%		8%	6%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively (Note 11).

(4)

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.59% until May 1, 2009.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class D Shares(1)	2007	2006		2005	2004	2003
Net Asset Value, Beginning of Year	$14.43	$12.66		$12.30	$11.32	$8.93

Income From Operations:
Net Investment income	0.25	0.20		0.18	0.19	0.14
Net realized and unrealized gain	0.50	1.78		0.37	0.99	2.39

Total Income From Operations	0.75	1.98		0.55	1.18	2.53

Less Distributions From:
Net Investment income	(0.25)	(0.21)		(0.19)	(0.20)	(0.14)

Total Distributions	(0.25)	(0.21)		(0.19)	(0.20)	(0.14)

Net Asset Value, End of Year	$14.93	$14.43		$12.66	$12.30	$11.32

Total Return(2)	5.22%	15.66%		4.47%	10.39%	28.29%

Net Assets, End of Year (millions)	$39	$40		$48	$44	$43

Ratios to Average Net Assets:
Gross expenses	0.39%	0.44	%(3)	0.53%	0.42%	0.42%
Net expenses(4)(5)	0.35	0.40	(3)	0.39	0.39	0.39
Net Investment Income	1.62	1.47		1.47	1.61	1.39

Portfolio Turnover Rate	6%	7%		8%	6%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expenses ratios would have been 0.42% and 0.39%, respectively (Note 11).

(4)

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class D shares will not exceed 0.39% until May 1, 2009.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners S&P Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Investment Trust, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these, securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risks that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

30         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Paid-in Capital
(a)	$(2,657)	$2,657

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, the Fund pays LMPFA an investment management fee calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

LMPFA has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to 0.59% for Class A shares and 0.39% for Class D shares until May 1, 2009.

During the year ended December 31, 2007, the Fund was reimbursed for expenses amounting to $18,744.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2007, the Fund had accrued $1,444 as deferred compensation payable under the Plan.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$29,705,302

Sales	82,201,574

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$154,478,171
Gross unrealized depreciation	(41,542,118)

Net unrealized appreciation	$112,936,053

At December 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
S&P 500 Index	25	3/08	$9,351,264	$9,232,500	$(118,764)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 Distribution Plan and under that plan the Fund pays a service fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets for Class A shares. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$920,147	$147,155	$60,975
Class D	—	30,170	3,096

Total	$920,147	$177,325	$64,071

32         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Investment Income:
Class A†	$6,447,102	$6,171,782
Class D†	652,948	578,235

Total	$7,100,050	$6,750,017

†	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed as Class A shares and Class D shares, respectively.

6.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transaction is shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A†
Shares sold	3,760,261	$56,015,017	3,872,158	$51,698,567
Shares issued on reinvestment	404,065	6,040,761	402,343	5,813,860
Shares repurchased	(6,929,955)	(104,154,616)	(8,105,428)	(108,664,048)

Net Decrease	(2,765,629)	$(42,098,838)	(3,830,927)	$(51,151,621)

Class D†
Shares sold	320,892	$4,816,427	730,519	$9,800,705
Shares issued on reinvestment	43,207	648,979	39,578	574,663
Shares repurchased	(535,513)	(8,082,962)	(1,793,830)	(23,544,701)

Net Decrease	(171,414)	$(2,617,556)	(1,023,733)	$(13,169,333)

†	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed as Class A shares and Class D shares, respectively.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$7,100,050	$6,750,017

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$211,751

Capital loss carryforward*	(39,136,897)
Other book/tax temporary differences(a)	117,296
Unrealized appreciation/(depreciation)(b)	112,817,289

Total Accumulated Earnings/(Losses) — Net	$74,009,439

*	During the taxable year ended December 31, 2007, the Fund utilized $957,459 of its capital loss carryforward available from prior years. As of December 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2010	$(8,741,213)
12/31/2014	(30,395,684)

$(39,136,897)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized losses on certain futures contracts, and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

34         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Notes to Financial Statements (continued)

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         35

Notes to Financial Statements (continued)

dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

36         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Notes to Financial Statements (continued)

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners S&P 500 Index Fund 2007 Annual Report         37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners S&P 500 Index Fund, a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Investment Trust) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners S&P 500 Index Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

38         Legg Mason Partners S&P 500 Index Fund 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The

Legg Mason Partners S&P 500 Index Fund         39

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional S&P 500 Index funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2007. The Fund performed below the median for each time period. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in February 2006. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. After discussions with representatives of management, the Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance relative to the S&P 500 Index. Based on its review, the Board generally was satisfied with

40         Legg Mason Partners S&P 500 Index Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

management’s efforts to improve Fund performance relative to the S&P 500 Index going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of eight retail no-load S&P 500 Index funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail no-load S&P 500 Index funds (“Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, its Actual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and Expense Universe, but that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Legg Mason Partners S&P 500 Index Fund         41

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

42         Legg Mason Partners S&P 500 Index Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners S&P 500 Index Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor Harvard Business School (from 1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Legg Mason Partners S&P 500 Index Fund         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)

44         Legg Mason Partners S&P 500 Index Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP Sanders Husch LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Legg Mason Partners S&P 500 Index Fund         45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

46         Legg Mason Partners S&P 500 Index Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Legg Mason Partners S&P 500 Index Fund         47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A
Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48         Legg Mason Partners S&P 500 Index Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	6/21/2007	12/26/2007
Payable Date:	6/22/2007	12/27/2007

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	100.00%

Please retain this information for your records.

Legg Mason Partners S&P 500 Index Fund         49

Legg Mason Partners S&P 500 Index Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Batterymarch Financial Management, Inc.

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners S&P 500 Index Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04121 2/08	SR08-498

Legg Mason Partners

S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS S&P 500 INDEX FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,800 in 2006 and $320,200 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $54,633 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG and PwC for tax compliance, tax advice and tax planning ("Tax Services") were $48,744 in 2006, which was performed by PwC & KPMG and were $33,900 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $35,150 in 2007, these services consisted of the procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Equity Trustor to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: March 6, 2008